EX-28.j.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of DFA Investment Dimensions Group Inc. of our reports dated December 19, 2025, relating to the financial statements and financial highlights, which appear in the Certified Shareholder Report on Form N-CSR of the funds indicated in Appendix A for the year/periods ended October 31, 2025. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2026

Appendix A
Fund Name
Enhanced U.S. Large Company Portfolio
U.S. Large Cap Equity Portfolio
U.S. Large Cap Value Portfolio
U.S. Small Cap Value Portfolio
U.S. Targeted Value Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio
U.S. High Relative Profitability Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
International Core Equity 2 Portfolio
Global Small Company Portfolio
International Small Company Portfolio
Japanese Small Company Portfolio
Asia Pacific Small Company Portfolio
United Kingdom Small Company Portfolio
Continental Small Company Portfolio
DFA International Real Estate Securities Portfolio
DFA Global Real Estate Securities Portfolio
DFA International Small Cap Value Portfolio
International Vector Equity Portfolio
International High Relative Profitability Portfolio
World ex U.S. Value Portfolio
World ex U.S. Core Equity Portfolio
World Core Equity Portfolio
Selectively Hedged Global Equity Portfolio
Emerging Markets Portfolio
Emerging Markets Value Portfolio
Emerging Markets Targeted Value Portfolio
Emerging Markets Small Cap Portfolio
Emerging Markets Core Equity 2 Portfolio
Emerging Markets ex China Core Equity Portfolio
DFA Commodity Strategy Portfolio
Dimensional 2015 Target Date Retirement Income Fund
Dimensional 2020 Target Date Retirement Income Fund
Dimensional 2025 Target Date Retirement Income Fund
Dimensional 2030 Target Date Retirement Income Fund
Dimensional 2035 Target Date Retirement Income Fund
Dimensional 2040 Target Date Retirement Income Fund
Dimensional 2045 Target Date Retirement Income Fund
Dimensional 2050 Target Date Retirement Income Fund
Dimensional 2055 Target Date Retirement Income Fund
Dimensional 2060 Target Date Retirement Income Fund
Dimensional 2065 Target Date Retirement Income Fund
Dimensional 2070 Target Date Retirement Income Fund *
Dimensional Retirement Income Fund
World ex U.S. Targeted Value Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio

DFA Five-Year Global Fixed Income Portfolio
DFA International Government Fixed Income Portfolio (formerly DFA World ex U.S. Government Fixed Income Portfolio)
DFA Short-Term Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA Short-Term Extended Quality Portfolio
DFA Intermediate-Term Extended Quality Portfolio
DFA Targeted Credit Portfolio
DFA Global Core Plus Fixed Income Portfolio
DFA Investment Grade Portfolio
DFA Diversified Fixed Income Portfolio
DFA LTIP Portfolio
DFA Inflation-Protected Securities Portfolio
DFA Short-Duration Real Return Portfolio
DFA Global Core Plus Real Return Portfolio
DFA Municipal Real Return Portfolio
DFA California Municipal Real Return Portfolio
DFA Municipal Bond Portfolio
DFA Short-Term Municipal Bond Portfolio
DFA Intermediate-Term Municipal Bond Portfolio
DFA Selective State Municipal Bond Portfolio
DFA Short-Term Selective State Municipal Bond Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA California Intermediate-Term Municipal Bond Portfolio
DFA MN Municipal Bond Portfolio
DFA NY Municipal Bond Portfolio
DFA Oregon Municipal Bond Portfolio
Dimensional VA U.S. Large Value Portfolio
Dimensional VA U.S. Targeted Value Portfolio
Dimensional VA International Value Portfolio
Dimensional VA International Small Portfolio
Dimensional VA Short-Term Fixed Portfolio
Dimensional VA Global Bond Portfolio
Dimensional VIT Inflation-Protected Securities Portfolio
Dimensional VA Global Moderate Allocation Portfolio
Dimensional VA Equity Allocation Portfolio
U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio
International Large Cap Growth Portfolio
International Small Cap Growth Portfolio
U.S. Social Core Equity 2 Portfolio
International Social Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
Global Social Core Equity Portfolio
DFA Social Fixed Income Portfolio
U.S. Sustainability Core 1 Portfolio
U.S. Sustainability Targeted Value Portfolio
International Sustainability Core 1 Portfolio
Emerging Markets Sustainability Core 1 Portfolio
DFA Global Sustainability Fixed Income Portfolio
Dimensional World ex U.S. Sustainability Targeted Value Portfolio**

* For the period January 2, 2025 (commencement of operations) through October 31, 2025

** For the period May 6, 2025 (commencement of operations) through October 31, 2025